UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2003

NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

33-87374                         36-3731520
     (Commission File Number)          (IRS Employer Identification No.)

 2850 West Golf Road, Rolling Meadows, Illinois          60008
     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (847) 734-4000

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Regulation FD Disclosure.

     On June 13, 2003 the Registrant made available the Monthly Servicer and Settlement Certificates to the Trustee. The Registrant has caused to be made available by the Trustee, on June 25, 2003 the Monthly Servicer and Settlement Certificates for the Due Period ended May 31, 2003, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

     (c) Exhibits: See attached Exhibit Index.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
(Registrant)

Date: June 25, 2003	By: /s/ Ronald D. Markle

Ronald D. Markle
Vice President and Controller

FORM 8-K

EXHIBIT INDEX

Exhibit
Number	Description
20.1	Monthly Servicer and Settlement Certificate #94, Series 1995-1
dated June 13, 2003

20.1 (A)	4.45 The percentages and all other information calculated
pursuant to Sections 6.01 and 7.01 of the Supplement, Certificate #94

20.2	Monthly Servicer and Settlement Certificate #68, Series 1997-1
dated June 13, 2003

20.2 (A)	4.43 The percentages and all other information calculated
pursuant to section 6.01 of the Supplement, Certificate #68

20.3	Monthly Servicer and Settlement Certificate #60, Series 1998-1
dated June 13, 2003

20.3 (A)	4.43 The percentages and all other information calculated
pursuant to section 6.01 of the Supplement, Certificate #60

20.4	Monthly Servicer and Settlement Certificate #35, Series 2000-1
dated June 13, 2003

20.4 (A)	4.43 The percentages and all other information calculated
pursuant to section 6.01 of the Supplement, Certificate #35

Exhibit 20.1

MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 94

DEALER NOTE MASTER TRUST

CLASS A, DEALER NOTE
ASSET BACKED CERTIFICATES,
SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1995-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 25, 2003, the Transfer Date of June 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on May 31, 2003 and the Distribution Period ended June 25, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

1 NFC is Servicer under the Agreement
2 The undersigned is a Servicing Officer
3 Master Trust Information
3.1 The amount of the Advance, if any, for the DuePeriod	143,019.09
3.2 The amount of ITEC Finance Charges for the Due Period	2,271,206.69
3.3 The average daily balance of Dealer Notes outstanding during the Due Period	873,200,432.49
3.4 The total amount of Advance Reimbursements for the Due Period	0.00
3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period	229,836,801.71
3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust	251,316,777.36
during the Due Period
3.7 The amount of the Servicing Fee for the Due Period	741,030.51
3.8 The average daily Master Trust Seller's Interest during the Due Period	143,310,645.64
3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	147,706,788.28
3.10 The aggregate amount of Collections for the Due Period	256,047,536.67
3.11 The aggregate amount of Finance Charge Collections for the Due Period	4,456,350.35
3.12 The aggregate amount of Principal Collections for the Due Period	251,591,186.32
3.13 The amount of Dealer Note Losses for the Due Period	0.00
3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period	889,236,605.76
3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
of the Agreement)	21,754,384.61
3.16 Eligible Investments in the Excess Funding Account:
a. The aggregate amount of funds invested in Eligible Investments	21,730,991.58
b. Description of each Eligible Investment:	JP Morgan Prime Money Market	Fund
c. The rate of interest applicable to each such Eligible Investment	1.10%
d. The rating of each such Eligible Investment	AAAm/Aaa
3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
as of the end of the Due Period	7,187,974.00
3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of
the end of the Due Period:
i) Truck King Int'l Sls - Svc
ii) Prairie International
iii) Rivers Bus Sales, Inc.
iv) Carco Int'l Inc.
v) Lee-Smith Inc.
3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
as a percentage of the total principal amount outstanding, as of the end of the
Due Period	0.47%
4.0 Series 1995-1 Information
4.1 The Deficiency Amount as of the Transfer Date
(after giving effect to the transactions set forth in
Article IV of the Supplement)	0.00
4.2a The Maximum Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	31,000,000.00
4.2b. The Available Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	31,000,000.00
4.3 The Projected Spread for the following Distribution Period	2,500,000.00
4.4 The amount on deposit in the Spread Account as of
the Transfer Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	2,500,000.00
4.5 The aggregate amount on deposit in the Liquidity
Reserve Account as of the Transfer Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	0.00
4.6 The aggregate amount on deposit in the Negative
Carry Reserve Fund as of the Transfer Date (after
giving effect to the transactions set forth in
Article IV of the Supplement)	0.00
4.7 The Invested Amount as of the Distribution
Date (after giving effect to the transactions set forth
in Article IV of the Supplement and to the
payments made on the Distribution Date)	200,000,000.00
4.8 The amount of Series Allocable Dealer Notes Losses
for the Due Period	0.00
4.9 The amount of Series Allocable Finance Charge
Collections for the Due Period	1,055,147.90
4.10 The amount of Series Allocable Principal Collections
for the Due Period	59,570,251.55
4.11 The amount of Series Principal Account Losses
for the Due Period	0.00
4.12 The amount of Investor Dealer Note Losses for
the Due Period	0.00
4.13 The amount of Investor Finance Charge Collections
for the Due Period	881,576.07
4.14 The amount of Investor Principal Collections for
the Due Period	49,770,945.17
4.15 The amount of Available Certificateholder's Interest	889,502.75
Collections for the Due Period
4.16 The amount of Series 1995-1 Shared Principal
Collections for the Due Period	49,770,945.17
4.17 The aggregate amount of the Series 1995-1 Principal
Shortfall, if any, for the Due Period	0.00
4.18 The Seller's Percentage for the Due Period	16.45%
4.19 The Excess Seller's Percentage for the Due Period	1.18%
4.20 The aggregate amount of Seller's Principal Collections
for the Due Period	9,799,306.38
4.21 The amount of Available Seller's Finance Charge
Collections for the Due Period	192,775.52
4.22 The aggregate amount of Available Seller's Principal
Collections for the Due Period	9,096,377.41
4.23 The aggregate amount of Excess Seller's Principal
Collections for the Due Period	702,928.97
4.24 The Controlled Amortization Amount, if applicable,
for the Due Period	0.00
4.25 The Minimum Series 1995-1 Master Trust Seller's
Interest as of the Distribution Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	38,928,489.06
4.26 The Series 1995-1 Allocation Percentage for
the Due Period	23.68%
4.27 The Floating Allocation Percentage for the
Due Period	83.55%
4.28 The Principal Allocation Percentage, if applicable,
for the Due Period	0.00%
4.29 The total amount to be distributed on the Series
1995-1 Certificates on the Distribution Date	407,191.34
4.30 The total amount, if any, to be distributed on the Series
1995-1 Certificates on the Distribution Date
allocable to the Invested Amount	0.00
4.31 The total amount, if any, to be distributed on
the Series 1995-1 Certificates on the Distribution
Date allocable to interest on the Series 1995-1
Certificates	260,597.22
4.32 The Draw Amount as of the Transfer Date	0.00
4.33 The amount of Investor Charge-Offs as of
Transfer Date	0.00
4.34 The amount of reimbursement of Investor Charge-
Offs as of the Transfer Date	0.00
4.35 The amount of the Investor Servicing Fee to be
paid on such Distribution Date	146,594.12
4.36 The aggregate amount of funds on deposit in
the Negative Carry Reserve Account as of the end of
the last day of the Due Period (after giving effect to the
payments and adjustments made pursuant to Article
IV of the Supplement and of the Agreement)	0.00
4.37 The aggregate amount of funds on deposit in
the Series Principal Account as of the end of the
last day of the Due Period (after giving effect to the
payments and adjustments made pursuant to Article
IV of the Supplement and of the Agreement)	0.00
4.38 The aggregate amount of funds on deposit in the
Spread Account as of the end of the last day of
the Due Period (after giving effect to payments and
adjustments made pursuant to Article IV of the
Supplement and the Agreement)	2,500,000.00
4.39 Eligible Investments in the Series Principal Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.40 Eligible Investments in the Liquidity Reserve Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.41 The amount of Excess Interest Collections for the Due Period	482,311.41
4.42 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period	49,770,945.17
4.43 The amount of Excess Interest Collections for the
Due Period allocated to other Series	0.00
4.44 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period
allocated to Other Series	0.00
4.45 The percentages and all other information calculated
pursuant to Sections 6.01 and 7.01 of the Supplement	See Exhibit 20.1 (A)
4.46 The amount of Remaining Available Seller's Principal
Collections for the Due Period	0.00
4.47 The amount of Series 1995-1 Shared Seller's Principal
Collections for the Due Period	9,799,306.38
4.48 The aggregate amount of Shared Seller's Principal
Collections from Other Series for the Due Period	27,276,602.14
4.49 The amount of all Shared Seller's Principal Collections
allocated to Series 1995-1 for the Due Period	0.00
4.50 The aggregate amount of all Shared Seller's Principal
Collections allocated to Other Series for the Due Period	0.00
4.51 The aggregate amount of all Early Distributions Amounts
paid or deemed paid for the Distribution Period	0.00

Exhibit 20.1 (A)
Series 1995-1

4.45 The percentages and all other information calculated pursuant to Sections 6.01 & 7.01 of the Supplement

Section 6.01

(b) The Invested Amount is not reduced to zero by the Expected Payment Date?
NO
Section 7.01

(d) The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
NO
(g) Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
on each of three consecutive Determination Dates?
NO
2 Months Past : 3.56%
1 Month Past : 3.66%
Current Month : 3.58%

(h) The Master Trust Seller´s Interest is reduced to an amount less than the Master Trust
Minimum Seller´s Interest?
NO
Master Trust Seller's Interest : $ 147,706,788.28
Master Trust Minimum Seller's Interest : $ 147,618,489.06

(i) Turnover Ratio less than 1.7?
NO
Turnover Ratio : 3.250%

(j) Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
NO
Dealer Note Loss Ratio : 0.00%

Exhibit 20.2

MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 68

DEALER NOTE MASTER TRUST

CLASS A, DEALER NOTE
ASSET BACKED CERTIFICATES,
SERIES 1997-1

Under the Series 1997-1 Supplement dated as of August 19, 1997 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1997-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 25, 2003, the Transfer Date of June 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on May 31, 2003 and the Distribution Period ended June 25, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

1 NFC is Servicer under the Agreement
2 The undersigned is a Servicing Officer
3 Master Trust Information
3.1 The amount of the Advance, if any, for the Due Period	143,019.09
3.2 The amount of ITEC Finance Charges for the Due Period	2,271,206.69
3.3 The average daily balance of Dealer Notes outstanding during the Due Period	873,200,432.49
3.4 The total amount of Advance Reimbursements for the Due Period	0.00
3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period	229,836,801.71
3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust	251,316,777.36
during the Due Period
3.7 The amount of the Servicing Fee for the Due Period	741,030.51
3.8 The average daily Master Trust Seller's Interest during the Due Period	143,310,645.64
3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	147,706,788.28
3.10 The aggregate amount of Collections for the Due Period	256,047,536.67
3.11 The aggregate amount of Finance Charge Collections for the Due Period	4,456,350.35
3.12 The aggregate amount of Principal Collections for the Due Period	251,591,186.32
3.13 The amount of Dealer Note Losses for the Due Period	0.00
3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period	889,236,605.76
3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
of the Agreement)	21,754,384.61
3.16 Eligible Investments in the Excess Funding Account:
a. The aggregate amount of funds invested in Eligible Investments	21,730,991.58
b. Description of each Eligible Investment:	JP Morgan Prime Money Market	Fund
c. The rate of interest applicable to each such Eligible Investment	1.10%
d. The rating of each such Eligible Investment	AAAm/Aaa
3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
as of the end of the Due Period	7,187,974.00
3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of
the end of the Due Period:
i) Truck King Int'l Sls - Svc
ii) Prairie International
iii) Rivers Bus Bales, Inc.
iv) Carco Int'l Inc.
v) Lee-Smith Inc.
3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
as a percentage of the total principal amount outstanding, as of the end of the Due Period	0.47%
4.0 Series 1997-1 Information
4.1 The Deficiency Amount as of the Transfer Date
(after giving effect to the transactions set forth in
Article IV of the Supplement)	0.00
4.2a The Maximum Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	31,000,000.00
4.2b. The Available Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	31,000,000.00
4.3 The Projected Spread for the following Distribution Period	2,500,000.00
4.4 The amount on deposit in the Spread Account as of
the Transfer Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	2,500,000.00
4.5 The aggregate amount on deposit in the Liquidity
Reserve Account as of the Transfer Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	0.00
4.6 The Invested Amount as of the Distribution
Date (after giving effect to the transactions set forth
in Article IV of the Supplement and to the
payments made on the Distribution Date)	200,000,000.00
4.7 The amount of Series Allocable Dealer Notes Losses
for the Due Period	0.00
4.8 The amount of Series Allocable Finance Charge
Collections for the Due Period	1,046,413.45
4.9 The amount of Series Allocable Principal Collections
for the Due Period	59,077,132.82
4.10 The amount of Series Principal Account Losses
for the Due Period	0.00
4.11 The amount of Investor Dealer Note Losses for
the Due Period	0.00
4.12 The amount of Investor Finance Charge Collections
for the Due Period	881,603.33
4.13 The amount of Investor Principal Collections for
the Due Period	49,772,484.40
4.14 The amount of Available Certificateholder's Interest
Collections for the Due Period	961,753.43
4.15 The amount of Series 1997-1 Shared Principal
Collections for the Due Period	49,772,484.40
4.16 The aggregate amount of the Series 1997-1 Principal
Shortfall, if any, for the Due Period	0.00
4.17 The Seller's Percentage for the Due Period	15.75%
4.18 The Excess Seller's Percentage for the Due Period	1.26%
4.19 The aggregate amount of Seller's Principal Collections
for the Due Period	9,304,648.42
4.20 The amount of Available Seller's Finance Charge
Collections for the Due Period	183,017.71
4.21 The aggregate amount of Available Seller's Principal
Collections for the Due Period	8,560,276.55
4.22 The aggregate amount of Excess Seller's Principal
Collections for the Due Period	744,371.87
4.23 The Controlled Amortization Amount, if applicable,
for the Due Period	50,000,000.00
4.24 The Minimum Series 1997-1 Master Trust Seller's
Interest as of the Distribution Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	37,000,000.00
4.25 The Series 1997-1 Allocation Percentage for
the Due Period	23.48%
4.26 The Floating Allocation Percentage for the
Due Period	84.25%
4.27 The Principal Allocation Percentage, if applicable,
for the Due Period	84.35%
4.28 The total amount to be distributed on the Series
1997-1 Certificates on the Distribution Date	383,029.22
4.29 The total amount, if any, to be distributed on the Series
1997-1 Certificates on the Distribution Date
allocable to the Invested Amount	0.00
4.30 The total amount, if any, to be distributed on
the Series 1997-1 Certificates on the Distribution
Date allocable to interest on the Series 1997-1
Certificates	236,430.56
4.31 The Draw Amount as of the Transfer Date	0.00
4.32 The amount of Investor Charge-Offs as of
Transfer Date	0.00
4.33 The amount of reimbursement of Investor Charge-
Offs as of the Transfer Date	0.00
4.34 The amount of the Investor Servicing Fee to be
paid on such Distribution Date	146,598.66
4.35 The aggregate amount of funds on deposit in
the Series Principal Account as of the end of the
last day of the Due Period (after giving effect to the
payments and adjustments made pursuant to Article
IV of the Supplement and of the Agreement)	100,000,000.00
4.36 The aggregate amount of funds on deposit in the
Spread Account as of the end of the last day of
the Due Period (after giving effect to payments and
adjustments made pursuant to Article IV of the
Supplement and the Agreement)	2,500,000.00
4.37 Eligible Investments in the Series Principal Account:
a. The aggregate amount of funds invested in
Eligible Investments	100,000,000.00
b. Description of each Eligible Investment:	JP Morgan Prime Money Market	Fund
c. The rate of interest applicable to each such
Eligible Investment	1.10%
d. The rating of each such Eligible Investment	AAAm/Aaa
4.38 Eligible Investments in the Liquidity Reserve Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.39 The amount of Excess Interest Collections for the Due Period	578,724.21
4.40 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period	258,621.12
4.41 The amount of Excess Interest Collections for the
Due Period allocated to other Series	0.00
4.42 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period
allocated to Other Series	0.00
4.43 The percentages and all other information calculated
pursuant to Section 6.01 of the Supplement	See Exhibit 20.2 (A)
4.44 The amount of Remaining Available Seller's Principal
Collections for the Due Period	8,560,276.55
4.45 The amount of Series 1997-1 Shared Seller's Principal
Collections for the Due Period	9,304,648.42
4.46 The aggregate amount of Shared Seller's Principal
Collections from Other Series for the Due Period	27,771,260.10
4.47 The amount of all Shared Seller's Principal Collections
allocated to Series 1997-1 for the Due Period	0.00
4.48 The aggregate amount of all Shared Seller's Principal
Collections allocated to Other Series for the Due Period	0.00
4.49 The aggregate amount of all Early Distributions Amounts
paid or deemed paid for the Distribution Period	NA

Exhibit 20.2 (A)
Series 1997-1

4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement

Section 6.01

(a) The Invested Amount is not reduced to zero by the Expected Payment Date?
NO
(f) The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
NO
(i) Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
on each of three consecutive Determination Dates?
NO
2 Months Past : 3.56%
1 Month Past : 3.66%
Current Month : 3.58%

(j) The Master Trust Seller´s Interest is reduced to an amount less than the Master Trust
Minimum Seller's Interest?
NO
Master Trust Seller's Interest : $ 147,706,788.28
Master Trust Minimum Seller's Interest : $ 147,618,489.06

(k) Turnover Ratio less than 1.7?
NO
Turnover Ratio : 3.250%

(l) Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
NO
Dealer Note Loss Ratio : 0.00%

Exhibit 20.3

MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 60

DEALER NOTE MASTER TRUST

CLASS A, DEALER NOTE
ASSET BACKED CERTIFICATES,
SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1998-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 25, 2003, the Transfer Date of June 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on May 31, 2003 and the Distribution Period ended June 25, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

1 NFC is Servicer under the Agreement
2 The undersigned is a Servicing Officer
3 Master Trust Information
3.1 The amount of the Advance, if any, for the Due Period	143,019.09
3.2 The amount of ITEC Finance Charges for the Due Period	2,271,206.69
3.3 The average daily balance of Dealer Notes outstanding during the Due Period	873,200,432.49
3.4 The total amount of Advance Reimbursements for the Due Period	0.00
3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period	229,836,801.71
3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust	251,316,777.36
during the Due Period
3.7 The amount of the Servicing Fee for the Due Period	741,030.51
3.8 The average daily Master Trust Seller's Interest during the Due Period	143,310,645.64
3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	147,706,788.28
3.10 The aggregate amount of Collections for the Due Period	256,047,536.67
3.11 The aggregate amount of Finance Charge Collections for the Due Period	4,456,350.35
3.12 The aggregate amount of Principal Collections for the Due Period	251,591,186.32
3.13 The amount of Dealer Note Losses for the Due Period	0.00
3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period	889,236,605.76
3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
of the Agreement)	21,754,384.61
3.16 Eligible Investments in the Excess Funding Account:
a. The aggregate amount of funds invested in Eligible Investments	21,730,991.58
b. Description of each Eligible Investment:	JP Morgan Prime Money Market	Fund
c. The rate of interest applicable to each such Eligible Investment	1.10%
d. The rating of each such Eligible Investment	AAAm/Aaa
3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
as of the end of the Due Period	7,187,974.00
3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of
the end of the Due Period:
i) Truck King Int'l Sls - Svc
ii) Prairie International
iii) Rivers Bus Sales, Inc.
iv) Carco Int'l Inc.
v) Lee - Smith Inc.
3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
as a percentage of the total principal amount outstanding, as of the end of the Due Period	0.47%
4.0 Series 1998-1 Information
4.1 The Deficiency Amount as of the Transfer Date
(after giving effect to the transactions set forth in
Article IV of the Supplement)	0.00
4.2a The Maximum Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	31,000,000.00
4.2b. The Available Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	31,000,000.00
4.3 The Projected Spread for the following Distribution Period	2,500,000.00
4.4 The amount on deposit in the Spread Account as of
the Transfer Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	2,500,000.00
4.5 The aggregate amount on deposit in the Liquidity
Reserve Account as of the Transfer Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	0.00
4.6 The Invested Amount as of the Distribution
Date (after giving effect to the transactions set forth
in Article IV of the Supplement and to the
payments made on the Distribution Date)	200,000,000.00
4.7 The amount of Series Allocable Dealer Notes Losses
for the Due Period	0.00
4.8 The amount of Series Allocable Finance Charge
Collections for the Due Period	1,046,413.45
4.9 The amount of Series Allocable Principal Collections
for the Due Period	59,077,132.82
4.10 The amount of Series Principal Account Losses
for the Due Period	0.00
4.11 The amount of Investor Dealer Note Losses for
the Due Period	0.00
4.12 The amount of Investor Finance Charge Collections
for the Due Period	881,603.33
4.13 The amount of Investor Principal Collections for
the Due Period	49,772,484.40
4.14 The amount of Available Certificateholder's Interest
Collections for the Due Period	889,481.58
4.15 The amount of Series 1998-1 Shared Principal
Collections for the Due Period	49,772,484.40
4.16 The aggregate amount of the Series 1998-1 Principal
Shortfall, if any, for the Due Period	0.00
4.17 The Seller's Percentage for the Due Period	15.75%
4.18 The Excess Seller's Percentage for the Due Period	1.26%
4.19 The aggregate amount of Seller's Principal Collections
for the Due Period	9,304,648.42
4.20 The amount of Available Seller's Finance Charge
Collections for the Due Period	183,017.71
4.21 The aggregate amount of Available Seller's Principal
Collections for the Due Period	8,560,276.55
4.22 The aggregate amount of Excess Seller's Principal
Collections for the Due Period	744,371.87
4.23 The Controlled Amortization Amount, if applicable,
for the Due Period	0.00
4.24 The Minimum Series 1998-1 Master Trust Seller's
Interest as of the Distribution Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	37,000,000.00
4.25 The Series 1998-1 Allocation Percentage for
the Due Period	23.48%
4.26 The Floating Allocation Percentage for the
Due Period	84.25%
4.27 The Principal Allocation Percentage, if applicable,
for the Due Period	0.00%
4.28 The total amount to be distributed on the Series
1998-1 Certificates on the Distribution Date	384,640.33
4.29 The total amount, if any, to be distributed on the Series
1998-1 Certificates on the Distribution Date
allocable to the Invested Amount	0.00
4.30 The total amount, if any, to be distributed on
the Series 1998-1 Certificates on the Distribution
Date allocable to interest on the Series 1998-1
Certificates	238,041.67
4.31 The Draw Amount as of the Transfer Date	0.00
4.32 The amount of Investor Charge-Offs as of
Transfer Date	0.00
4.33 The amount of reimbursement of Investor Charge-
Offs as of the Transfer Date	0.00
4.34 The amount of the Investor Servicing Fee to be
paid on such Distribution Date	146,598.66
4.35 The aggregate amount of funds on deposit in
the Series Principal Account as of the end of the
last day of the Due Period (after giving effect to the
payments and adjustments made pursuant to Article
IV of the Supplement and of the Agreement)	0.00
4.36 The aggregate amount of funds on deposit in the
Spread Account as of the end of the last day of
the Due Period (after giving effect to payments and
adjustments made pursuant to Article IV of the
Supplement and the Agreement)	2,500,000.00
4.37 Eligible Investments in the Series Principal Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.38 Eligible Investments in the Liquidity Reserve Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.39 The amount of Excess Interest Collections for the Due Period	504,841.25
4.40 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period	49,772,484.40
4.41 The amount of Excess Interest Collections for the
Due Period allocated to other Series	0.00
4.42 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period
allocated to Other Series	0.00
4.43 The percentages and all other information calculated
pursuant to Section 6.01 of the Supplement	See Exhibit 20.3 (A)
4.44 The amount of Remaining Available Seller's Principal
Collections for the Due Period	0.00
4.45 The amount of Series 1998-1 Shared Seller's Principal
Collections for the Due Period	9,304,648.42
4.46 The aggregate amount of Shared Seller's Principal
Collections from Other Series for the Due Period	27,771,260.10
4.47 The amount of all Shared Seller's Principal Collections
allocated to Series 1998-1 for the Due Period	0.00
4.48 The aggregate amount of all Shared Seller's Principal
Collections allocated to Other Series for the Due Period	0.00
4.49 The aggregate amount of all Early Distributions Amounts
paid or deemed paid for the Distribution Period	0.00

Exhibit 20.3 (A)
Series 1998-1

4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement

Section 6.01

(a) The Invested Amount is not reduced to zero by the Expected Payment Date?
NO
(f) The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
NO
(i) Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
on each of three consecutive Determination Dates?
NO
2 Months Past : 3.56%
1 Month Past : 3.66%
Current Month : 3.58%

(j) The Master Trust Seller´s Interest is reduced to an amount less than the Master Trust
Minimum Seller's Interest?
NO
Master Trust Seller's Interest : $ 147,706,788.28
Master Trust Minimum Seller's Interest : $ 147,618,489.06

(k) Turnover Ratio less than 1.7?
NO
Turnover Ratio : 3.250%

(l) Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
NO
Dealer Note Loss Ratio : 0.00%

Exhibit 20.4

MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 35

DEALER NOTE MASTER TRUST

DEALER NOTE
ASSET BACKED CERTIFICATES,
SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 2000-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 25, 2003, the Transfer Date of June 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on May 31, 2003 and the Distribution Period ended June 25, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

1 NFC is Servicer under the Agreement
2 The undersigned is a Servicing Officer
3 Master Trust Information
3.1 The amount of the Advance, if any, for the Due Period	143,019.09
3.2 The amount of ITEC Finance Charges for the Due Period	2,271,206.69
3.3 The average daily balance of Dealer Notes outstanding during the Due Period	873,200,432.49
3.4 The total amount of Advance Reimbursements for the Due Period	0.00
3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period	229,836,801.71
3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust	251,316,777.36
during the Due Period
3.7 The amount of the Servicing Fee for the Due Period	741,030.51
3.8 The average daily Master Trust Seller's Interest during the Due Period	143,310,645.64
3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	147,706,788.28
3.10 The aggregate amount of Collections for the Due Period	256,047,536.67
3.11 The aggregate amount of Finance Charge Collections for the Due Period	4,456,350.35
3.12 The aggregate amount of Principal Collections for the Due Period	251,591,186.32
3.13 The amount of Dealer Note Losses for the Due Period	0.00
3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period	889,236,605.76
3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
of the Agreement)	21,754,384.61
3.16 Eligible Investments in the Excess Funding Account:
a. The aggregate amount of funds invested in Eligible Investments	21,730,991.58
b. Description of each Eligible Investment:	JP Morgan Prime Money Market	Fund
c. The rate of interest applicable to each such Eligible Investment	1.10%
d. The rating of each such Eligible Investment	AAAm/Aaa
3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
as of the end of the Due Period	7,187,974.00
3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of
the end of the Due Period:
i) Truck King Int'l Sls - Svc
ii) Prairie International
iii) Rivers Bus Sales, Inc.
iv) Carco Int'l Inc.
v) Lee - Smith Inc.
3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
as a percentage of the total principal amount outstanding, as of the end of the Due Period	0.47%
3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
as of the end of the Due Period	54,465,675.46
4.0 Series 2000-1 Information
4.1 The Deficiency Amount as of the Transfer Date
(after giving effect to the transactions set forth in
Article IV of the Supplement)	0.00
4.2a The Maximum Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	19,080,000.00
4.2b. The Available Subordinated Amount as of the
Transfer Date (after giving effect to the transactions
set forth in Article IV of the Supplement)	19,080,000.00
4.3 The Projected Spread for the following Distribution Period	2,650,000.00
4.4 The amount on deposit in the Spread Account as of
the Transfer Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	2,650,000.00
4.5 The aggregate amount on deposit in the Liquidity
Reserve Account as of the Transfer Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	0.00
4.6 The Invested Amount as of the Distribution
Date (after giving effect to the transactions set forth
in Article IV of the Supplement and to the
payments made on the Distribution Date)	212,000,000.00
4.7 The amount of Series Allocable Dealer Notes Losses
for the Due Period	0.00
4.8 The amount of Series Allocable Finance Charge
Collections for the Due Period	1,046,774.42
4.9 The amount of Series Allocable Principal Collections
for the Due Period	59,097,511.71
4.10 The amount of Series Principal Account Losses
for the Due Period	0.00
4.11 The amount of Investor Dealer Note Losses for
the Due Period	0.00
4.12 The amount of Investor Finance Charge Collections
for the Due Period	934,455.52
4.13 The amount of Investor Principal Collections for
the Due Period	52,756,348.70
4.14 The amount of Available Certificateholder's Interest
Collections for the Due Period	942,458.34
4.15 The amount of Series 2000-1 Shared Principal
Collections for the Due Period	52,756,348.70
4.16 The aggregate amount of the Series 2000-1 Principal
Shortfall, if any, for the Due Period	0.00
4.17 The Seller's Percentage for the Due Period	10.73%
4.18 The Excess Seller's Percentage for the Due Period	1.81%
4.19 The aggregate amount of Seller's Principal Collections
for the Due Period	6,341,163.01
4.20 The amount of Available Seller's Finance Charge
Collections for the Due Period	124,775.51
4.21 The aggregate amount of Available Seller's Principal
Collections for the Due Period	5,271,498.04
4.22 The aggregate amount of Excess Seller's Principal
Collections for the Due Period	1,069,664.96
4.23 The Controlled Amortization Amount, if applicable,
for the Due Period	0.00
4.24 The Minimum Series 2000-1 Master Trust Seller's
Interest as of the Distribution Date (after giving
effect to the transactions set forth in Article IV
of the Supplement)	25,440,000.00
4.25 The Series 2000-1 Allocation Percentage for
the Due Period	23.49%
4.26 The Floating Allocation Percentage for the
Due Period	89.27%
4.27 The Principal Allocation Percentage, if applicable,
for the Due Period	0.00%
4.28 The total amount to be distributed on the Series
2000-1 Certificates on the Distribution Date	425,981.42
4.29 The total amount, if any, to be distributed on the Series
2000-1 Certificates on the Distribution Date
allocable to the Invested Amount	0.00
4.30 The total amount, if any, to be distributed on
the Series 2000-1 Certificates on the Distribution
Date allocable to interest on the Series 2000-1
Certificates	270,594.17
4.31 The Draw Amount as of the Transfer Date	0.00
4.32 The amount of Investor Charge-Offs as of
Transfer Date	0.00
4.33 The amount of reimbursement of Investor Charge-
Offs as of the Transfer Date	0.00
4.34 The amount of the Investor Servicing Fee to be
paid on such Distribution Date	155,387.25
4.35 The aggregate amount of funds on deposit in
the Series Principal Account as of the end of the
last day of the Due Period (after giving effect to the
payments and adjustments made pursuant to Article
IV of the Supplement and of the Agreement)	0.00
4.36 The aggregate amount of funds on deposit in the
Spread Account as of the end of the last day of
the Due Period (after giving effect to payments and
adjustments made pursuant to Article IV of the
Supplement and the Agreement)	2,650,000.00
4.37 Eligible Investments in the Series Principal Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.38 Eligible Investments in the Liquidity Reserve Account:
a. The aggregate amount of funds invested in
Eligible Investments	0.00
b. Description of each Eligible Investment:	NA
c. The rate of interest applicable to each such
Eligible Investment	_______%
d. The rating of each such Eligible Investment	NA
4.39 The amount of Excess Interest Collections for the Due Period	516,476.92
4.40 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period	52,756,348.70
4.41 The amount of Excess Interest Collections for the
Due Period allocated to other Series	0.00
4.42 The amount of Investor Principal Collections treated
as Shared Principal Collections for the Due Period
allocated to Other Series	0.00
4.43 The percentages and all other information calculated
pursuant to Section 6.01 of the Supplement	See Exhibit 20.4 (A)
4.44 The amount of Remaining Available Seller's Principal
Collections for the Due Period	0.00
4.45 The amount of Series 2000-1 Shared Seller's Principal
Collections for the Due Period	6,341,163.01
4.46 The aggregate amount of Shared Seller's Principal
Collections from Other Series for the Due Period	30,734,745.51
4.47 The amount of all Shared Seller's Principal Collections
allocated to Series 2000-1 for the Due Period	0.00
4.48 The aggregate amount of all Shared Seller's Principal
Collections allocated to Other Series for the Due Period	0.00
5.0 Class A Certificate Information
5.1 The Class A Invested Amount as of the Distribution
Date (after giving effect to the transactions set forth
in Article IV of the Supplement and to the
payments made on the Distribution Date)	200,000,000.00
5.2 The total amount to be distributed on the Class A Certificates
on the Distribution Date - includes Investor Servicing Fee plus	399,133.42
the Investor Interest Payment
5.3 The total amount, if any, to be distributed on the Class A
Certificates on the Distribution Date allocable to the
Class A Invested Amount	0.00
5.4 The total amount, if any, to be distributed on the Class A
Certificates on the Distribution Date allocable to interest
on the Class A Certificates	252,541.67
5.5 The amount of Class A Certificateholder Charge-Offs
as of the Transfer Date	0.00
5.6 The amount of reimbursement of Class A Certificateholder
Charge-Offs as of the Transfer Date	0.00
6.0 Class B Certificate Information
6.1 The Class B Invested Amount as of the Distribution
Date (after giving effect to the transactions set forth
in Article IV of the Supplement and to the
payments made on the Distribution Date)	12,000,000.00
6.2 The total amount to be distributed on the Class B Certificates
on the Distribution Date - includes Investor Servicing Fee plus	26,848.00
the Investor Interest Payment
6.3 The total amount, if any, to be distributed on the Class B
Certificates on the Distribution Date allocable to the
Class B Invested Amount	0.00
6.4 The total amount, if any, to be distributed on the Class B
Certificates on the Distribution Date allocable to interest
on the Class B Certificates	18,052.50
6.5 The amount of Class B Certificateholder Charge-Offs
as of the Transfer Date	0.00
6.6 The amount of reimbursement of Class B Certificateholder
Charge-Offs as of the Transfer Date	0.00

Exhibt 20.4 (A)
Series 2000-1

4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement

Section 6.01

(a) The Invested Amount is not reduced to zero by the Expected Payment Date?
NO
(f) The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
NO
(i) Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
on each of three consecutive Determination Dates?
NO
2 Months Past : 3.56%
1 Month Past : 3.66%
Current Month : 3.58%

(j) The Master Trust Seller´s Interest is reduced to an amount less than the Master Trust
Minimum Seller's Interest?
NO
Master Trust Seller's Interest : $ 147,706,788.28
Master Trust Minimum Seller's Interest : $ 147,618,489.06

(k) Turnover Ratio less than 1.7?
NO
Turnover Ratio : 3.250%

(l) Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
NO
Dealer Note Loss Ratio : 0.00%

(p) Aggregate Principal Dealer Note Balance which was advanced against Financed
Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
Balance of all Dealer Notes?	NO

Used Financed Vehicle Ratio : 6.03%